                                                          OMB APPROVAL
                                                OMB Number:            3235-0059
                                                Expires:        January 31, 2008
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                               JANUS ASPEN SERIES
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO
                                                                          , 2008
                                                                    (JANUS LOGO)

Dear Shareholder:

     The Board of Trustees for your Portfolio is requesting that you vote on a proposal to approve a subadvisory agreement between your Portfolio's investment adviser, Janus Capital Management LLC ("Janus Capital"), and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), pursuant to which PWM, as subadviser, would manage the investment of the Portfolio's assets. As the Portfolio's investment adviser, Janus Capital would continue to be responsible for oversight of PWM and the Portfolio's assets.

     The proposal arises as Janus Capital seeks to have PWM serve as its value equity investment platform. Janus Capital, which currently owns a 30% interest in PWM, has entered into an agreement to acquire an additional 50% interest in PWM. As a result of Janus Capital's proposed increased ownership interest of PWM, Janus Capital conducted a review of all mutual funds pursuing a value strategy that were advised by Janus Capital and its affiliates, including PWM. The goal of that review was to move the Janus fund family to a more cohesive operating platform for managing value-style mutual funds. Following the review, Janus Capital determined that engaging PWM as subadviser for your Portfolio would capitalize on Janus Capital's and PWM's broad investment expertise. The Board of Trustees has approved the proposed subadvisory agreement between Janus Capital and PWM, subject to approval by the Portfolio's shareholders as required by law.

     The relationship with PWM is being proposed primarily for the following reasons:

     1. PWM has substantial experience managing mutual fund portfolios with investment objectives and strategies similar to those of the Portfolio;

     2. PWM currently serves as subadviser for several other value funds for which Janus Capital serves as investment adviser;

     3. The engagement of PWM will not affect the overall fee that the Portfolio pays for management services;

     4. PWM will continue to pursue the Portfolio's investment objective using the Portfolio's principal investment strategies; and

     5. The Portfolio's current portfolio manager will continue to serve as its portfolio manager.

     The Board of Trustees for your Portfolio is also requesting that you vote on a proposal to approve an amended investment advisory agreement between your Portfolio and Janus Capital to change the Portfolio's investment advisory fee structure from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index, the Russell 2000(R) Value

Index. The Board of Trustees believes that moving to a fee schedule that moves up or down based upon the Portfolio's performance better aligns the interests of the Portfolio's manager with those of the shareholders of the Portfolio. Please read the Proxy Statement for a description of the performance-based fee structure you are being asked to approve. All other terms of the amended investment advisory agreement will be substantially similar to the current investment advisory agreement in place for your Portfolio.

     These proposals will be presented to shareholders at a Special Meeting of
Shareholders to be held [            , 2008]. For additional details about the
proposals, please read the Questions and Answers section at the beginning of the enclosed Proxy Statement, as well as the entire Proxy Statement.

     THE INDEPENDENT TRUSTEES OF THE PORTFOLIO BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED SUBADVISORY AGREEMENT AND THE PROPOSED AMENDED INVESTMENT ADVISORY AGREEMENT.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;
     - BY INTERNET through the website listed in the proxy voting instructions;
     - BY TELEPHONE by calling [1-               ] and following the recorded
       instructions; or
     - IN PERSON at the Special Meeting of Shareholders on [            , 2008].

     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the
proposals, please call our proxy solicitor, [               ], at
[1-               ].

     Thank you for your consideration of these important proposals. We value you as a shareholder and look forward to our continued relationship.

                                        Sincerely,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Aspen Series

                               JANUS ASPEN SERIES

                   JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Aspen Small Company Value Portfolio (the "Portfolio"), a series of Janus Aspen Series (the "Trust"), has been called to be held at the JW Marriott Hotel, 150
Clayton Lane, Denver, Colorado 80206, on [               ], 2008 at [10:30] a.m.
Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of the Portfolio will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1:                   To approve a subadvisory agreement between Janus
                              Capital Management LLC ("Janus Capital"), the
                              Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, as subadviser to the Portfolio.

Proposal 2:                   To approve an amended investment advisory
                              agreement between the Trust, on behalf of the Portfolio, and Janus Capital, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index, the Russell 2000(R) Value Index.

     Shareholders of record of the Portfolio, as of the close of business on
[            , 2008], will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Aspen Series

            , 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
           Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
           Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
           12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
           John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                                                 , 2008

                               JANUS ASPEN SERIES

                   JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for Janus Aspen Small Company Value Portfolio (the "Portfolio"), a series of Janus Aspen Series (the "Trust"). Proxies for a Special Meeting of Shareholders of the Portfolio are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals that have already been approved by the Board:

     Proposal 1:    To approve a subadvisory agreement between Janus Capital
                    Management LLC ("Janus Capital"), the Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, as subadviser to the Portfolio.

     Proposal 2:    To approve an amended investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index, the Russell
                    2000(R) Value Index.

     The Special Meeting of Shareholders will be held at the JW Marriott Hotel,
150 Clayton Lane, Denver, Colorado 80206, on [               ], 2008 at [10:30
a.m.] Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record
who owned shares of the Portfolio as of the close of business on [            ],
2008 (the "Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.

     At the Meeting, you will be asked to vote on the proposals. You should read the entire Proxy Statement before voting. If you have any questions, please call
our proxy solicitor, [               ], at [1-               ]. The Proxy
Statement, Notice of Special Meeting, and the proxy card(s) are first being
mailed to shareholders and contract owners on or about [            , 2008].

     The Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the "shareholders" of the Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

     THE PORTFOLIO PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

     The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals to be considered at the Meeting, or at any adjournment thereof.

WHAT IS BEING PROPOSED?

     You are being asked to approve a subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), your Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), so that PWM will serve as subadviser to the Portfolio (the "Subadvisory Agreement"). A form of the proposed Subadvisory Agreement is attached as Exhibit A to this Proxy Statement.

     You are also being asked to approve an amended investment advisory agreement between your Portfolio and Janus Capital that will change the investment advisory fee rate paid to Janus Capital from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index, the Russell 2000(R) Value Index (the "Amended Advisory Agreement"). A form of the proposed Amended Advisory Agreement is attached as Exhibit B to this Proxy Statement.

     If approved, the Subadvisory Agreement will take effect upon consummation of the transaction discussed below, which is anticipated to occur in the third quarter of 2008. If shareholders approve the Amended Advisory Agreement, the performance-based advisory fee structure is expected to take effect on the first day of the month following the approval; however, the first performance fee adjustment will not occur until one year after the new fee structure takes effect.

WHAT IS HAPPENING BETWEEN JANUS AND PWM?

     In 2003, Janus Capital Group Inc. ("JCGI" and, collectively with Janus Capital, "Janus") acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families (the "Sellers").

     On [            ], 2008, Janus and the Sellers entered into a Unit Purchase
Agreement (the "Purchase Agreement"), according to which Janus will acquire an additional 50% of PWM (the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus, however, has the right to acquire all or a portion of that retained interest under certain circumstances.

     Janus expects PWM to serve as its domestic value equity investment platform (the "Value Platform"). Management of the Value Platform will be ultimately determined by a Board of Directors of PWM, which will be controlled by Janus. This Board of Directors is separate and distinct from the Board of Trustees of the Portfolio.

WHY AM I BEING ASKED TO APPROVE THE SUBADVISORY AGREEMENT?

     In an effort to take advantage of the broad investment expertise within Janus Capital and PWM and, in particular, PWM's value investment capability, Janus Capital believes that it would be in the Portfolio's best interest to engage PWM to manage the investments of the Portfolio. However, because the Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which generally requires that any investment advisory agreement, including the Subadvisory Agreement, be approved by the Portfolio's shareholders prior to becoming effective, you are being asked to approve the Subadvisory Agreement.

WILL ADDING PWM AS SUBADVISER INCREASE MY PORTFOLIO'S INVESTMENT ADVISORY FEE?

     No. The investment advisory fee rate paid by your Portfolio will not increase as result of adding PWM as subadviser to your Portfolio. Janus Capital, and not the Portfolio, will pay PWM a subadvisory fee for its services provided to the Portfolio. Janus Capital has also agreed to continue to reimburse certain operating expenses of the Portfolio to the level currently in place. You are, however, being asked to approve a change to the investment advisory fee structure payable by the Portfolio to Janus Capital, as described below and in Proposal 2.

WILL THE CHANGE IN MANAGEMENT AFFECT MY PORTFOLIO'S INVESTMENT STRATEGIES?

     No. The Portfolio's principal investment policies, strategies and risks will be the same before and after adoption of the proposed Subadvisory Agreement, and the Portfolio's current Portfolio Manager will continue managing the Portfolio, although as an employee of PWM rather than Janus Capital. Furthermore, Janus Capital has advised the Board of Trustees that it expects there to be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Subadvisory Agreement with PWM.

     After the closing of the Pending Acquisition, the Portfolio intends to change its name to "Janus Aspen Perkins Small Company Value Portfolio."

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of the Portfolio, relative to its benchmark index, better aligns the interests of the manager, Janus Capital, as well as any subadviser, with those of the Portfolio's shareholders. Currently, the Portfolio pays an advisory fee at a fixed annual rate. As proposed, the rate of investment advisory fee payable to Janus

Capital would decrease when the Portfolio does not perform well, relative to its benchmark index, and would increase during periods when the Portfolio outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Portfolio and to attract and retain talented investment personnel.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposals.

WHO WILL PAY FOR THE PROXY SOLICITATION?

     Janus Capital and PWM will jointly bear the costs associated with the Meeting and the proxy solicitation. Neither you nor your Portfolio will bear any of those costs.

WHAT WILL HAPPEN IF SHAREHOLDERS OF THE PORTFOLIO DO NOT APPROVE THE PROPOSALS?

     If shareholders of the Portfolio do not approve the proposals, Janus Capital will continue to serve as sole investment adviser to your Portfolio pursuant to the current investment advisory agreement, and will continue to receive compensation for its services at a fixed-fee rate. The Board of Trustees will take such action as it deems to be in the best interest of the Portfolio, including potentially soliciting additional proxies.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record who owned shares of the Portfolio at the close of
business on [            ], 2008 (the "Record Date") will be entitled to be
present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting.

HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or
     - IN PERSON, by attending the Special Meeting of Shareholders on
       [               ], 2008 (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be
contacted by [               ], the proxy solicitor engaged by Janus Capital,
who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Subadvisory Agreement or the Amended Advisory Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

     Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio within the meaning of the 1940 Act. A "majority of the outstanding voting securities" means the lesser of
(i) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority"). One-third of the outstanding shares entitled to vote shall constitute a quorum.

     Additionally, implementation of the Subadvisory Agreement and the Amended Advisory Agreement is contingent upon approval of both Proposals within this Proxy Statement, as well as approval of the same proposals by shareholders of Janus Adviser Small Company Value Fund, a series of Janus Adviser Series ("JAD"), another registered investment company advised by Janus Capital, described in a separate proxy statement. In addition, implementation of each Proposal is contingent upon the closing of the Pending Acquisition and other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.

WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

     Please call [               ], the proxy solicitor for the Portfolio, at
[               ].

                                   PROPOSAL 1

                    APPROVE A SUBADVISORY AGREEMENT BETWEEN
                             JANUS CAPITAL AND PWM

INTRODUCTION

     The Board of Trustees has determined that it is in the best interest of the shareholders of the Portfolio to engage PWM as the subadviser to the Portfolio. Accordingly, the Board recommends that the shareholders of the Portfolio approve the Subadvisory Agreement between Janus Capital and PWM. For a detailed description of the specific factors considered by the Board of Trustees, see the discussion below under the caption "Board Approval and Recommendation."

     Janus Capital currently manages the Portfolio's investments. In conjunction with Janus Capital's Pending Acquisition of a greater ownership interest of its affiliated investment adviser, PWM, Janus Capital undertook a review of all of the mutual funds pursuing value strategies that were advised by Janus Capital and its affiliates, including PWM, with a goal of moving toward a more cohesive operating platform. In an effort to take advantage of the broad investment expertise within Janus Capital and PWM, Janus Capital recommended to the Board of Trustees that PWM become the subadviser to the Portfolio.

     Janus Capital discussed the matter with the Board of Trustees and presented the Trustees with its analysis, findings, and recommendations at the Board's meeting held on November 6, 2007. After a thorough consideration of the process undertaken by Janus Capital and the information, analysis, and recommendations presented, the Trustees concluded that engaging PWM to serve as subadviser to the Portfolio under the terms of the proposed Subadvisory Agreement was in the best interest of the Portfolio and its shareholders. The Board approved the proposed Subadvisory Agreement and recommended that it be submitted to the Portfolio's shareholders for approval as required under the 1940 Act. If approved, the Subadvisory Agreement will be executed and will take effect upon consummation of the Pending Acquisition, anticipated in the third quarter of 2008. In addition, PWM intends to change its name to "Perkins Investment Management LLC."

INFORMATION CONCERNING THE SUBADVISER

     PWM is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. PWM is a subsidiary of Janus and is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). PWM and its predecessor have been in the investment management business since 1984. PWM also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies, and currently serves as subadviser to other Janus value equity mutual funds. Janus currently has a 30% ownership stake
in PWM. As of March 31, 2008, PWM had $[               ] in assets under
management. It is expected that, immediately following the Pending Acquisition, the same investment and senior management personnel will remain responsible for the day-to-day operations of PWM.

     In 2003, JCGI acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families.

     On [            ], 2008, Janus and the Sellers entered into a Purchase
Agreement, pursuant to which Janus will acquire an additional 50% of PWM (as previously defined, the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Closing of the Pending Acquisition is subject to approval of subadvisory agreements and amended advisory agreements by shareholders of other Janus mutual funds currently subadvised by PWM, described in separate proxy statements. Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus, however, has the right to acquire all or a portion of that retained interest under certain circumstances.

     Assuming the closing of the Pending Acquisition, PWM will be 80% owned by Janus, located at 151 Detroit Street, Denver, Colorado 80206, and 20% owned by a
newly formed limited liability company called "[               ]" which in turn
will be owned by certain principal employees of PWM, among others.

     PWM acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Portfolio. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     PORTFOLIO MANAGER. Jakob V. Holm is Executive Vice President and current Portfolio Manager of the Portfolio, and has served in that role since the Portfolio's inception, with responsibility for day-to-day investment management. Mr. Holm will continue to be responsible for the day-to-day management of the Portfolio under the proposed Subadvisory Agreement with PWM. It is anticipated that Mr. Holm will become an employee of PWM if the Pending Acquisition closes. He will be integrated into the PWM investment team and will be supported in his investment process by PWM research analysts. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005, prior to which he co-managed the Portfolio (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005), at a prior Janus-affiliated entity.

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE SUBADVISER. Information regarding the principal executive officers and directors of PWM is set forth below.

Unless otherwise noted, the principal address for each person listed below, as it relates to his duties with PWM, is the same as that of PWM.

NAME                          POSITION WITH PWM
----                          -----------------
Robert Perkins..............  President, Manager
Gregory Wolf................  Chief Operating Officer
N. Theodore Hans............  Chief Compliance Officer
Jeffrey Kautz...............  Chief Investment Officer, Manager
Gary Black*.................  Manager

---------------

* Principal address is 151 Detroit Street, Denver, Colorado 80206.

     Following the consummation of the Pending Acquisition, the composition of the seven-person Board of Directors of PWM will consist of three representatives from PWM and four representatives from Janus Capital.

SUMMARY OF THE CURRENT INVESTMENT ADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

     A form of the proposed Subadvisory Agreement is attached to this Proxy Statement as Exhibit A. The following descriptions of the current investment advisory agreement between the Trust and Janus Capital and the proposed Subadvisory Agreement are only summaries. You should refer to Exhibit A for the text of the Subadvisory Agreement; the description of the Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

     Janus Capital currently serves as investment adviser to the Portfolio pursuant to the terms of an investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital, dated July 1, 2004, (together with any amendments thereto, the "Current Advisory Agreement"). The Current Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio and, in either event, by the vote of a majority of the Trustees who are not parties to the Current Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party or the Trust ("Independent Trustees"), cast in person at a meeting called for such purpose. The Current Advisory Agreement: (i) may be terminated, without penalty, by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio.

     The Current Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 14, 2007. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Subadvisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Subadvisory Agreement at the November 6, 2007 board meeting follows below.

     The Current Advisory Agreement provides that Janus Capital is entitled to compensation for services provided thereunder at the annual rate of 0.74% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. You are being asked to approve changing this fixed-rate fee to a fee that adjusts up or down based on the Portfolio's performance relative to its benchmark index, the Russell 2000(R) Value Index, as described in Proposal 2.

DESCRIPTION OF THE PROPOSED SUBADVISORY AGREEMENT

     Subadvisory Services. Under the terms of the proposed Subadvisory Agreement between Janus Capital and PWM, subject to the direction and control of Janus Capital and the Board of Trustees, PWM will: (i) manage the investment operations of the Portfolio; (ii) keep Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and considerations; (iii) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio;
(iv) perform certain limited related administrative functions; and (v) provide the Trustees and Janus Capital with economic, operational, and investment data and reports. Additionally, PWM will determine what securities and other assets of the Portfolio will be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement.

     Compensation. In return for the services to be provided under the Subadvisory Agreement, PWM will be entitled to receive a subadvisory fee, paid by Janus Capital, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee otherwise payable by the Portfolio to Janus Capital (calculated after any applicable performance fee adjustments, fee waivers, and expense reimbursements). If the proposed Subadvisory Agreement were currently in effect, Janus Capital would pay PWM an annual fee rate of 0.37% of average daily net assets (net of any fee waivers and expense reimbursements).

     The hiring of PWM as subadviser will have no effect on the terms of the Current Advisory Agreement. PWM's subadvisory fee will be paid directly by Janus Capital; however, shareholders should note that, if they approve the performance-based investment advisory fee structure under Proposal 2 regarding the fee paid by the Portfolio to Janus Capital, PWM's subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Portfolio to PWM.

     During the most recent fiscal year ended December 31, 2007, the Portfolio paid $139,074 (net of waivers) in advisory fees to Janus Capital. If the Subadvisory Agreement had been in effect, PWM would have received $69,537 (net of waivers) in subadvisory fees for that fiscal year, all paid by Janus Capital.

     The following table summarizes the pro forma advisory fees (net of waivers) based on the average net assets of the Portfolio that would have been paid by JCM to PWM if the Subadvisory Agreement had been in effect for the fiscal year ended December 31, 2007. This information assumes that the Performance Adjustment (as described further under Proposal 2) would have been in effect during the fiscal year and that it would have been calculated over the 36-month period ended December 31, 2007. The last column indicates the percentage increase or decrease of the fee that PWM would have received had the proposed performance-based fee arrangement been in effect during the period.

AVERAGE NET ASSETS    PRO FORMA    % INCREASE(+) OR
     (000'S)        ADVISORY FEES    DECREASE(-)
     $19,537           $65,681          -5.6%

     Liability. The Subadvisory Agreement provides that PWM, and any affiliate of PWM performing services for the Portfolio contemplated thereunder (including any managers, members, owners, directors, and officers of PWM and such affiliates), shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Subadvisory Agreement, and except to the extent otherwise provided by law.

     Term of the Agreement. Implementation of the Subadvisory Agreement is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. If approved, the Subadvisory Agreement will be in effect for an initial term ending on February 1, 2010, and may continue in effect thereafter from year to year if such continuance is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

     Termination of the Agreement. The Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the investment advisory agreement with Janus Capital. The Subadvisory Agreement may be terminated at any time, without penalty, either by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, or by the Trustees, provided in either case that 90 days' advance written notice of termination be given to PWM at its principal place of business. The Subadvisory Agreement may also be terminated (i) by Janus Capital or by PWM at any time, without penalty, by giving 90 days' advance written notice of termination to the other party, or (ii) by Janus Capital or the Trust, without advance notice, if PWM becomes unable to discharge its duties and obligations under the Subadvisory Agreement.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees of Janus Aspen Series, all of whom are Independent Trustees and none of whom has ever been affiliated with Janus Capital or PWM, considered the proposed Subadvisory Agreement for the Portfolio. In the course of their consideration of the Subadvisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and PWM in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Subadvisory Agreement for the Portfolio, subject to shareholder approval. In considering the Subadvisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

     Among other things, the Trustees considered:

          (a) the representation of Janus Capital that there is not expected to be any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders;

          (b) the experience of PWM as an asset management firm with the capabilities, resources and personnel necessary to provide subadvisory services to the Portfolio;

          (c) the proposed responsibilities of PWM and the services to be provided by it;

          (d) the experience of PWM in managing other Janus funds, including funds with similar investment objectives and strategies;

          (e) the retention of the current portfolio manager for the day-to-day management of the Portfolio;

          (f) that the subadvisory fees to be paid to PWM by Janus Capital appear to represent reasonable compensation in light of the services to be provided;

          (g) the terms and conditions of the Subadvisory Agreement; and

          (h) the undertaking of Janus Capital and PWM to jointly bear the costs of obtaining shareholder approval of the Subadvisory Agreement.

     Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees' analysis of the nature, extent, and quality of PWM's proposed services to the Portfolio took into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with PWM throughout prior years with respect to other Janus funds managed by PWM. In addition, the Trustees reviewed PWM's resources and key personnel, especially those who would be providing investment management services to the Portfolio. The Trustees also considered other services to be provided to the Portfolio by PWM. Janus Capital advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Pending Acquisition or implementation of the Subadvisory Agreement.

     The Trustees concluded that the subadvisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio was likely to benefit from services provided under the Subadvisory Agreement. They also concluded that the quality of PWM's services to the other Janus funds for which PWM serves as subadviser has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital and PWM in connection with the Trustees' consideration of the proposed Subadvisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; (iii) that the current portfolio manager will continue to handle the day-to-day management responsibilities for the Portfolio; and (iv) that there will be no change in the overall investment strategies of the Portfolio. They also concluded that PWM's financial condition was sound.

  COSTS OF SERVICES TO BE PROVIDED

     The Trustees considered the subadvisory fee rate and fee structure under the proposed Subadvisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and estimated expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data.

     The Trustees considered the methodology used by PWM in determining compensation payable to its portfolio managers and the competition for investment management talent, and information provided by representatives of PWM with respect to how the implementation of performance-based fees may impact that methodology and its ability to retain key employees. The Trustees also considered that, other than the potential impact of performance fees, there will be no change to the overall fees paid by the Portfolio or services provided to the Portfolio.

     The Trustees concluded that the fee to be paid by Janus Capital to PWM was reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and the fees PWM charges to other Janus funds or clients with similar investment strategies.

  INVESTMENT PERFORMANCE

     The Trustees noted PWM's considerable investment management experience, capabilities and resources. They also noted the past performance of other Janus mutual funds which are managed by PWM, and other accounts having similar investment objectives and strategies, but were unable to predict what effect, if any, the engagement of PWM as subadviser would have on the future performance of the Portfolio.

  BENEFITS DERIVED FROM THE RELATIONSHIP WITH PWM

     The Trustees also considered benefits that would accrue to the Portfolio from its relationship with PWM. The Trustees concluded that, other than the services to be provided by PWM pursuant to the proposed Subadvisory Agreement and the fee to be paid indirectly by the Portfolio for such services, the Portfolio, Janus Capital, and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Portfolio.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the proposed Subadvisory Agreement was in the best interest of the Portfolio and its shareholders. The Trustees voted to approve the Subadvisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE

     Approval of the Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority of the Portfolio. Approval of Proposal 1 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Janus Adviser Small Company Value Fund, a series of JAD, another registered investment company managed by Janus Capital. Implementation of the Subadvisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Portfolio do not approve the Proposal, or if any other contingency is not met, Janus Capital will continue to be the sole adviser to the Portfolio under the terms of the Current Advisory Agreement and the Board of Trustees will take such further action as it deems to be in the best interest of the Portfolio and its shareholders.

     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE SUBADVISORY AGREEMENT.

                                   PROPOSAL 2

 APPROVE AMENDMENT TO INVESTMENT ADVISORY AGREEMENT RELATED TO INTRODUCTION OF
   PERFORMANCE INCENTIVE INVESTMENT ADVISORY FEE STRUCTURE FOR THE PORTFOLIO

INTRODUCTION

     Janus Capital currently serves as investment adviser to the Portfolio pursuant to the Current Advisory Agreement discussed above under Proposal 1, and described further below.

     The amendment to the Current Advisory Agreement is being proposed in order to change the Portfolio's advisory fee schedule from a fixed rate to a rate that moves up or down based upon the performance of the Portfolio, relative to its benchmark index, the Russell 2000(R) Value Index (the "Amended Advisory Agreement"). The Trustees believe that moving to a performance incentive investment advisory fee structure better aligns the interests of the Portfolio's manager with those of the shareholders of the Portfolio.

     The 1940 Act requires a vote of shareholders on matters that might have a material effect on shareholders and their investments. Because changing the terms of the investment advisory fee structure under the Current Advisory Agreement is considered to be a material change to the Current Advisory Agreement, you are being asked to approve an Amended Advisory Agreement for your Portfolio. A form of the proposed Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B. The Board of Trustees has authorized the submission of the Amended Advisory Agreement to the Portfolio's shareholders for approval.

INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Portfolio. Janus Capital is a direct subsidiary of JCGI, a publicly traded company with principal operations in financial asset management businesses that had $187.6 billion in assets under management as of March 31, 2008. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.

     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of March 31, 2008, the Janus funds that Janus Capital advises consisted of 74 portfolios offering a broad range of investment objectives. Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Janus Capital acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Portfo-lio. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Exhibit D to this Proxy Statement.

     Trustees and Principal Executive Officers of the Trust. The Trustees and principal executive officers of the Portfolio and their principal occupations, including any positions with Janus Capital, are set forth in Exhibit E to this Proxy Statement.

COMPARISON OF THE CURRENT AND AMENDED ADVISORY AGREEMENTS

     The terms of the Current Advisory Agreement and the Amended Advisory Agreement are substantially similar, except for the proposed change in fee structure discussed below. Differences also include the dates of execution and renewal. A description of the Current and Amended Advisory Agreements follows.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreement and the Amended Advisory Agreement.

     Janus Capital provides the Portfolio with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Portfolio and for providing continuous investment advice regarding the purchase and sale of securities held by the Portfolio, subject to (i) the Trust's Amended and Restated Trust Instrument and Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Portfolio's registration statement;
(iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. If shareholders approve Proposal 1, Janus Capital may delegate certain of these duties to PWM, pursuant to the proposed Subadvisory Agreement between Janus Capital and PWM. Janus Capital maintains a supervisory role with respect to such delegation.

     Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers (sharing certain expenses and salaries for the Portfolio's Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital is also authorized to perform or delegate to others, such as PWM, to perform certain administrative and other services and is responsible for the other business affairs of the Portfolio. Janus Capital also provides certain administrative services to the Portfolio as described under "Additional Information About the Portfolio -- Other Portfolio Service Providers" in this Proxy Statement.

     The Portfolio pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating sale of Portfolio shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Portfolio's distributor, and Janus Services LLC ("Janus Services"), the Portfolio's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Portfolio to Janus Distributors and Janus Services, is included under "Additional Information About the Portfolio -- Other Portfolio Service Providers" in this Proxy Statement.

     Liability. The Portfolio's Current and Amended Advisory Agreements provide that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. The Portfolio's Current and Amended Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved annually by a majority of the Portfolio's Independent Trustees, and by either a 1940 Act Majority of the outstanding voting securities of the Portfolio or the Board of Trustees, cast in person at a meeting called for such purpose. The Current Advisory Agreement and the Amended Advisory Agreement each: (i) may be terminated, without penalty, by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio.

     Compensation. The base rate of investment advisory fee payable by the Portfolio is the same under the Current Advisory Agreement and the Amended Advisory Agreement. In return for the services provided under the Current Advisory Agreement, the Portfolio pays Janus Capital an investment advisory fee that is calculated daily and paid monthly based on the average daily net assets of the Portfolio, calculated at the annual rate of 0.74%. However, under the Amended Advisory Agreement, the base fee would be subject to adjustment up or down based on the Portfolio's performance relative to its benchmark index, the Russell 2000(R) Value Index. The proposed performance-based fee structure is described below.

     Janus Capital has agreed by contract to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, by which the Portfolio's normal operating expenses in any fiscal year exceed 1.34%, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, adminis-trative services fees, and items not normally considered operating expenses, such as brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses. Janus Capital has agreed to continue the waiver until at least May 1, 2009.

     Additional Information. The Current Advisory Agreement, dated July 1, 2004, as amended June 14, 2006, was last submitted to the initial shareholder in connection with the Portfolio's commencement of operations. At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of the Current Advisory Agreement through February 1, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Amended Advisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Amended Advisory Agreement at the November 6, 2007 board meeting follows below.

     The implementation of the Amended Advisory Agreement is contingent upon the closing of the Pending Acquisition, and the performance-based advisory fee structure is expected to become effective on the first day of the month following the approval, subject to certain other conditions. The Current Advisory Agreement will be in effect until it terminates in accordance with its terms, including or until the Amended Advisory Agreement becomes effective. If approved, the Amended Advisory Agreement will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

DESCRIPTION OF THE PROPOSED PERFORMANCE FEE STRUCTURE

     Under the Amended Advisory Agreement, the proposed investment advisory fee to be paid to Janus Capital by the Portfolio will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee of 0.74% to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the Amended Advisory Agreement has been in effect for at least 12 months. When the Amended Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Amended Advisory Agreement took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending on the investment performance of the Portfolio relative to its benchmark index, the Russell 2000(R) Value Index, over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Russell 2000(R) Value Index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Portfolio and the Russell 2000(R) Value Index.

     Should the Trustees subsequently decide to divide shares of the Portfolio into two or more separate classes, the Performance Adjustment will be calculated using the investment performance of the oldest class of shares. After Janus Capital determines whether the Portfolio's performance was above or below the Russell 2000(R) Value Index by comparing the investment performance of the Portfolio's oldest share class against the cumulative investment record of the Russell 2000(R) Value Index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

     The Trustees may determine that a class of shares of the Portfolio other than the oldest class of shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

     As previously noted, the Portfolio's benchmark index is the Russell 2000(R) Value Index. This index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of the Portfolio. In that event, the Trustees will approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to the Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to the Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Portfolio's benchmark index is appropriate.

     It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

     If the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Portfolio had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been shrinking. Applying the proposed monthly Base Fee of 1/12th of 0.74% of average daily net assets during the previous month, assume that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee would be computed as follows:

     $200 million x 0.74% / 12 = $123,333

     If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Portfolio had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $123,333, plus a Performance Adjustment of $62,500, for a total fee of $185,833, which is approximately 1/12th of 1.115% of $200 million.

     If the Portfolio had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $123,333, minus a Performance Adjustment of $62,500, for a total fee of $60,833, which is approximately 1/12th of 0.365% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.115% in the case of outperformance, or approximately 1/12th of 0.365% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Portfolio.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee would be computed as follows:

     $800 million x 0.74% / 12 = $493,333

     If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Portfolio had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $493,333, plus a Performance Adjustment of

$62,500, for a total fee of $555,833, which is approximately 1/12th of 0.834% of $800 million.

     If the Portfolio had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $493,333, minus a Performance Adjustment of $62,500, for a total fee of $430,833, which is approximately 1/12th of 0.646% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.834% in the case of outperformance, or approximately 1/12th of 0.646% in the case of underperformance.

     If approved and any other contingencies are met, the Amended Advisory Agreement described in this Proposal is expected to become effective on the first day of the month following the approval. However, as noted above, for the first 12 months after the effective date, only the Portfolio's Base Fee rate will apply.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by the Portfolio, before and after all applicable waivers, for the fiscal year ended December 31, 2007; (2) the dollar amount of the pro forma advisory fees that would have been paid by the Portfolio, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) the difference between (i) the amount of the pro forma advisory fees, net of waivers, that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid, net of waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by the Portfolio, and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Portfolio. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2007 and that it would have been calculated over the full preceding 36-month performance measurement period.

                                              PRO FORMA                                    DIFFERENCE
 ACTUAL                        ACTUAL         ADVISORY FEE                 PRO FORMA        BETWEEN
ADVISORY FEE                   ADVISORY FEE   BEFORE         PRO FORMA     ADVISORY FEE    PRO FORMA
BEFORE WAIVER    WAIVER        AFTER WAIVER   WAIVER*        WAIVER*       AFTER WAIVER*   AND ACTUAL
($) (000'S)      ($) (000'S)   ($) (000'S)    ($) (000'S)    ($) (000'S)   ($) (000'S)     ADVISORY FEE
-------------    -----------   ------------   ------------   -----------   -------------   ------------
     144              5            139            136             5             131           (5.8)%

---------------

    * As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for the Portfolio is based on the investment performance of the Portfolio's oldest class of shares versus the Portfolio's benchmark index over the 36-month period ended December 31, 2007.

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Portfolio as of the fiscal years ended December 31, 2006 and December 31, 2007 were $16,845,000 and $20,336,000, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.50 % over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio compared to the investment record of the Russell 2000(R) Value Index.

  EXAMPLE 1: PORTFOLIO OUTPERFORMS ITS BENCHMARK BY 4.50%

     If the Portfolio has outperformed the Russell 2000(R) Value Index by 4.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.74%          1/12th of 0.15%          1/12th of 0.89%

  EXAMPLE 2: PORTFOLIO PERFORMANCE TRACKS ITS BENCHMARK

     If Portfolio performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.74%               0.00%               1/12th of 0.74%

  EXAMPLE 3: PORTFOLIO UNDERPERFORMS ITS BENCHMARK BY 4.50%

     If the Portfolio has underperformed the Russell 2000(R) Value Index by 4.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.74%          1/12th of -0.15%         1/12th of 0.59%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolio under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2007, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended December 31, 2007. For the 36-month period ended December 31, 2007, the Portfolio outperformed the Russell 2000(R) Value Index and the fiscal year-end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described herein. See your contract prospectus for information regarding contract fees and expenses, and any restrictions on purchases or allocations.

     Annual fund operating expenses are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The tables and examples provided below are designed to assist participants in qualified plans that invest in shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Portfolio. THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL FOR ANY CHANGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

     The Trust, on behalf of the Portfolio, has entered into an expense waiver agreement with Janus Capital. Pursuant to that waiver agreement, Janus Capital has agreed to reduce annual Portfolio operating expenses to the extent that total operating expenses exceed 1.34% of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                                         SERVICE
                                                         SHARES
                                                         -------
Maximum Sales Charge (load) Imposed on Purchases
  (as a % of offering price)..........................    None
Redemption Fee........................................    None
Exchange Fee..........................................    None

ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)(1)

                                                                       ACQUIRED      TOTAL
                                          DISTRIBUTION                 FUND(5)      ANNUAL
                             MANAGEMENT     (12B-1)         OTHER      FEES AND    OPERATING
                               FEE(2)       FEES(3)      EXPENSES(4)   EXPENSES   EXPENSES(6)
                             ----------   ------------   -----------   --------   -----------
JANUS ASPEN SMALL COMPANY
  VALUE PORTFOLIO
  Service Shares
      Current.............     0.74%         0.25%          0.72%       0.01%        1.72%
      Pro Forma...........     0.70%         0.25%          0.72%       0.01%        1.68%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Portfolio, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ASPEN SMALL COMPANY VALUE
  PORTFOLIO
  Service Shares
      Current......................   $175     $542      $933      $2,030
      Pro Forma*...................   $171     $530      $913      $1,987

---------------

(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2) The "Management Fee" is the investment advisory fee rate paid by the Portfolio to Janus Capital as of the end of the fiscal year. Any Performance Adjustment included in calculating the Pro Forma

Management Fee as shown is based on the investment performance of the Portfolio versus the Russell 2000(R) Value Index over the 36-month period ended December 31, 2007.

(3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

(5) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Portfolio's financial statements, which reflect the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses.

(6) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholding servicing fee, administrative services fee, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 1.34% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital for that period, under some circumstances, exceed the cumulative dollar amount of fees waived by Janus Capital. The current agreement will be in effect until May 1, 2009, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.

 * The Pro Forma numbers shown include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees considered the Amended Advisory Agreement for the Portfolio. In the course of their consideration of the Amended Advisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Amended Advisory Agreement for the Portfolio, subject to shareholder approval.

     In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the proposed performance-based fee structure, the Amended Advisory Agreement is substantially similar to the Current Advisory Agreement, which was most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of Janus Capital and considered information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Portfolio and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Portfolio. The Trustees also considered other services provided to the Portfolio by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Amended Advisory Agreement.

     The Trustees concluded that the advisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital's services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; and (iii) that there will be a performance-based fee structure that better aligns the interests of Janus Capital with those of the Portfolio and its shareholders. They also concluded that Janus Capital's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the performance fee structure proposed under the Amended Advisory Agreement, as well as the overall fee structure of the Portfolio. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range that would result in the maximum and minimum Performance Adjustment of up to 0.15% (positive or negative) of the Portfolio's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to the Portfolio's benchmark index, taking into consideration expected tracking error of the Portfolio, expected returns and potential risks and economics involved for Janus Capital and the Portfolio's shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds.

     As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of the Portfolio's performance, relative to its benchmark index, is a variable of up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Portfolio's operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Portfolio based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Portfolio may invest. The Trustees believe that divergence between the Portfolio's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Portfolio's investment objective and investment policies and restrictions.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Portfolio and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Portfolio's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a 36-month rolling performance measurement period.

     The Trustees concluded that the estimated overall expense ratio of the Portfolio, taking into account any expense limitations and proposed Performance Adjustments, was reasonable in relation to the nature and quality of the services to be provided, taking into consideration the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies.

  PERFORMANCE OF THE PORTFOLIO

     The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio's benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio lagged its benchmark index for certain periods, the Trustees also concluded that Janus Capital, as the Portfolio's adviser, had taken appropriate steps to address those instances of underperformance.

  OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Portfolio from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Portfolio for such services, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that success of their relationship could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance its ability to serve the Portfolio.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement was in the best interest of the Portfolio and its shareholders. The Trustees, all of whom are Independent Trustees, voted to approve the Amended Advisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Portfolio. Approval of Proposal 2 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposal by shareholders of Janus Adviser Small Company Value Fund, a series of JAD, another registered investment company managed by Janus Capital. Implementation of the Amended Advisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Portfolio do not approve the Proposal, or if any other contingency is not met, the Current Advisory Agreement will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Portfolio and its shareholders.

     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

OTHER PORTFOLIO SERVICE PROVIDERS

     Administrator. Janus Capital also serves as administrator to the Portfolio, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Portfolio. Janus Capital may be reimbursed by the Portfolio for certain administrative and clerical functions it provides to the Portfolio, as well as for reasonable costs it incurs in performing certain functions. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Distributor. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, is a distributor of the Portfolio pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Service Shares of the Portfolio, Janus Distributors receives a 12b-1 distribution fee from Service Shares at the annual rate of up to 0.25% of the average daily net assets of such shares. Janus Distributors uses the payments to pay insurance companies and qualified service providers for distribution services provided by such service providers. Janus Distributors may retain some or all of the fee it receives or may pass it through to financial intermediaries in payment for distribution services. Janus Distributors intends to continue to provide the same services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Service Shares of the Portfolio paid fees to Janus Distributors in the amount of $48,843 for the fiscal year ended December 31, 2007.

     Transfer Agent. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as the Portfolio's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, the Portfolio reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive from Service Shares of the Portfolio an administrative services fee calculated at an annual rate of up to 0.10% of the average daily net assets of such shares. Such fee compensates Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. Janus Services may pass through all or a portion of this administrative services fee to third party service providers. Janus Services may also retain a portion of the administrative services fee to cover costs of administering relationships with third party service providers. Janus Services intends to continue to provide the same services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Service Shares of the Portfolio paid administrative services fees to Janus Services in the amount of $19,537 for the fiscal year ended December 31, 2007.

                    ADDITIONAL INFORMATION ABOUT THE MEETING

QUORUM AND VOTING

     Shareholders of the Portfolio will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value held in such shareholder's name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you provide instruction on how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the Portfolio, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies for the Portfolio (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Portfolio.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Portfolio, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

     Approval of each Proposal will require the affirmative vote of a 1940 Act Majority of the Portfolio's shareholders eligible to vote at the Meeting. In addition to the Proposals outlined in this Proxy Statement, shareholders of other funds within the Janus fund complex are receiving a similar proxy statement seeking approval for a subadvisory agreement with PWM and an amended investment advisory agreement with Janus Capital. Implementation of the agreement referred to in each Proposal in this Proxy Statement is contingent upon the approval of both Proposals in this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Janus Adviser Small Company Value Fund, a series of JAD, described in a separate proxy statement. In addition, implementation of each Proposal is contingent upon consummation of the Pending Acquisition and certain other conditions that may be outlined in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.

SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of the Portfolio:

                                       TOTAL NUMBER OF
PORTFOLIO                             SHARES OUTSTANDING   NET ASSETS
---------                             ------------------   ----------
Janus Aspen Small Company Value
  Portfolio.........................

     Shares of the Portfolio are offered for purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of
[            ] , 2008, all of the outstanding shares of the Portfolio were owned by certain insurance company separate accounts and qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of the Portfolio as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of the Portfolio except as shown below. To the best knowledge of the Trust, entities shown as owning 25% or more of the Portfolio, unless otherwise indicated, are not the beneficial owners of such shares. None of the qualified plans owned 10% or more of the shares of the Trust as a whole.

NAME AND ADDRESS OF BENEFICIAL OWNER  NUMBER OF SHARES   PERCENTAGE OF PORTFOLIO
------------------------------------  ----------------   -----------------------

     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Portfolio.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be shared by Janus Capital and PWM. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.

     Janus Capital has engaged [               ], a professional proxy
solicitation firm, to assist in the solicitation of proxies, at an estimated
cost of [$          ], plus [any out-of-pocket] expenses. Such expenses will be shared by Janus Capital and PWM, with Janus assuming 75% of the expenses and Perkins assuming 25% of the expenses up to $2,500,000 after which Janus will
assume 100% of the expenses. Among other things, [               ] will be: (i)
required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of the Portfolio and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital and/or PWM for their expenses, to the extent that Janus Capital or the Portfolio would have directly borne those expenses.

     As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of
[               ]. Authorization to permit [               ] to execute proxies
may be obtained by telephonic or electronically transmitted instructions from shareholders of the Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Portfolio believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the [               ]
representative is required to ask for each shareholder's full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees
with the information provided to [               ], then the [               ]
representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each
proposal. Although the [               ] representative is permitted to answer
questions about the process, he or she is not permitted to recommend to the
shareholder how to vote. The [               ] representative may read any
recommendation set forth in this Proxy Statement. The [               ]
representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the
shareholder to call [               ] immediately if his or her instructions are
not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact
[               ] at [1-               ]. Any proxy given by a shareholder is
revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposals, as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Portfolio may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of the Portfolio's portfolio securities are placed on behalf of the Portfolio by Janus Capital or its agent. If shareholders approve the proposed Subadvisory Agreement, Janus Capital will place portfolio transactions solely upon PWM's direction. The Portfolio does not allocate portfolio transactions to broker-dealers on the basis of the sale of Portfolio shares, although brokerage firms whose customers purchase shares of the Portfolio may execute transactions for the Portfolio and receive brokerage commissions. There were no portfolio transactions for the Portfolio placed with an affiliated broker-dealer during the Portfolio's last fiscal year.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital, PWM, or the Trust is attached as Exhibit F to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Portfolio is not required, and does not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees.

Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Portfolio's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Portfolio shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Portfolio's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Portfolio of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Portfolio began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Portfolio's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Portfolio within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting.

     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Portfolio began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The annual report to shareholders of the Portfolio, including financial statements of the Portfolio, has previously been sent to shareholders. THE PORTFOLIO PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT

INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Portfolio.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Aspen Series

                               INDEX OF EXHIBITS

EXHIBIT A:    Form of Subadvisory Agreement

EXHIBIT B:    Form of Amended Investment Advisory Agreement

EXHIBIT C:    Other Funds Managed by Janus Capital and PWM with
              Similar Investment Objectives

EXHIBIT D:    Principal Executive Officers and Directors of Janus
              Capital and Their Principal Occupations

EXHIBIT E:    Trustees and Principal Executive Officers of the
              Portfolio and Their Principal Occupations

EXHIBIT F:    Legal Matters

                                  [EXHIBIT A]
                        [FORM OF SUB-ADVISORY AGREEMENT]

               [JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO
                       (A SERIES OF JANUS ASPEN SERIES)]

     [This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as
of the           day of           2008, by and between JANUS CAPITAL MANAGEMENT
LLC, a Delaware limited liability company ("Janus") and PERKINS INVESTMENT MANAGEMENT LLC, a Delaware limited liability company ("Perkins").]

     [WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Aspen Series, a Delaware statutory trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Janus Aspen Perkins Small Company Value Portfolio, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and]

     [WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and]

     [WHEREAS, Janus desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;]

     [NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:]

          [1. Duties of Perkins. Janus hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:]

             [(a) Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;]

             [(b) Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;]

             [(c) Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;]

             [(d) Perkins shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;]

             [(e) Perkins shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;]

             [(f) At such times as shall be reasonably requested by the Trustees or Janus, Perkins shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
        Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Perkins; and]

             [(g) Perkins will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Perkins to Janus, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by Janus.]

          [2. Further Obligations. In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Perkins copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.]

          [3. Obligations of Janus. Janus shall have the following obligations under this Agreement:]

             [(a) To keep Perkins continuously and fully informed (or cause the custodian of the Fund's assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;]

             [(b) To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;]

             [(c) To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and]

             [(d) To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.]

          [4. Compensation. Janus shall pay Perkins for its services under this Agreement, a fee equal to 50% of the advisory fee payable to Janus from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.]

          [5. Expenses. Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.]

          [6. Representations of Perkins. Perkins hereby represents, warrants and covenants to Janus as follows:]

             [(a) Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins' ability to fulfill its obligations under this Agreement.]

             [(b) Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to Janus that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins' code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Perkins shall permit

        Janus, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins' code of ethics.]

             [(c) Perkins has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.]

          [7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2010 unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.]

          [8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 90 days' advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by Janus at any time, without penalty by giving 90 days' advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days' advance notice to Janus and the Trust, unless Janus or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by Janus or the Trust not to exceed 90 days' beyond the initial 90 days' notice period unless otherwise agreed to by Janus, the Trust and Perkins; or (iii) by Janus or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.]

          [9. Assignment. This Agreement shall automatically terminate in the event of its assignment.]

          [10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).]

          [11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.]

          [12. Limitation of Liability of Perkins. Janus will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Perkins" shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.]

          [13. Activities of Perkins. The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.]

          [14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.]

          [15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.]

               [(a) To Janus at:]

                     [Janus Capital Management LLC
                     151 Detroit Street
                     Denver, Colorado 80206
                     Attention: General Counsel
                     Phone: (303) 333-3863
                     Fax: (303) 316-5728]

               [(b) To Perkins at:]

                     [Perkins Investment Management LLC
                     311 South Wacker Drive, Suite 6000
                     Chicago, Illinois 60606
                     Attention: President
                     Phone: (312) 922-0355
                     Fax: (312) 922-0418]

               [(c) To the Trust at:]

                     [Janus Aspen Series
                     151 Detroit Street
                     Denver, Colorado 80206
                     Attention: Chief Legal Counsel]

          [16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.]

          [17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.]

     [IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.]

                                          [JANUS CAPITAL MANAGEMENT LLC]

                                          [By:
                                              ----------------------------------
                                              Name:
                                              Title:]

                                          [PERKINS INVESTMENT MANAGEMENT LLC]

                                          [By:
                                              ----------------------------------
                                              Name:
                                              Title:]

                                                                       EXHIBIT B

                               JANUS ASPEN SERIES

                FORM OF [AMENDED ]INVESTMENT ADVISORY AGREEMENT

                         SMALL COMPANY VALUE PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day
of July, 2004, [as amended this           day of           , 2008, ]between
JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                             W I T N E S S E T H :

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Small Company Value Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

             (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

             (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

             (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

             (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

          5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a [monthly base ]fee[ of 1/12 ][, calculated and payable for each day that this Agreement is in effect, of 1/365 ]of 0.74% of the [average ]daily closing net asset value of the Fund[, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.] [(1/366 of 0.74% of the daily closing net asset value of the Fund in a leap year).]

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

             (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

             (b) Rental of offices of the Trust; and

             (c) Fee[s] of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until February 1, 200[7][9], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              [Loren M. Starr, Chief Financial
                                              Officer and Senior Vice President]

                                          JANUS ASPEN SERIES

                                          By:
                                              ----------------------------------
                                              [Girard C. Miller, President and
                                              Chief Executive Officer]

                                  [SCHEDULE A
                            PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for           2008 and in month 13
from the date of this Agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Service Shares ("Class") in relation to the cumulative investment record of the Fund's benchmark, the Russell 2000(R) Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01667% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Class will be the sum of:]

          [(1) the change in the Class' net asset value ("NAV") per share during the Performance Period; plus]

          [(2) the value of the Class' cash distributions per share accumulated to the end of the Performance Period; plus]

          [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

          [(1) the change in the level of the Index during the Performance Period; plus]

          [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT C

OTHER FUNDS MANAGED BY JANUS CAPITAL AND PWM WITH SIMILAR INVESTMENT OBJECTIVES

     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital and PWM provide investment advisory or subadvisory services. The table shows such fund's asset size as of March 31, 2008, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund.

                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
Janus Adviser High-
  Yield Fund.........  Seeks to obtain                         First $300 Million 0.65%    0.90%(1)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its
                       primary investment
                       objective.
Janus Adviser Mid Cap
  Value Fund(2)......  Seeks capital                                            0.64%(3)   0.74%(1)
                       appreciation.
Janus Adviser Small
  Company Value
  Fund...............  Seeks capital                                              0.74%    1.00%(1)
                       appreciation.
Janus Aspen Mid Cap
  Value
  Portfolio(2).......  Seeks capital                                            0.64%(4)   1.24%(5)
                       appreciation.
Janus High-Yield
  Fund...............  Seeks to obtain                         First $300 Million 0.65%    0.90%(6)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its
                       primary investment
                       objective.
Janus Mid Cap Value
  Fund(2)............  Seeks capital                                            0.64%(7)        (8)
                       appreciation.
Janus Small Cap Value
  Fund(2)............  Seeks capital                                              0.72%         (8)
                       appreciation.
Janus Venture Fund...  Seeks capital                                              0.64%         N/A
                       appreciation.

                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
ING Janus Contrarian
  Portfolio..........  Seeks capital             822.9         First $100 Million 0.45%         N/A
                       appreciation.                            Next $100 Million 0.40%
                                                                Next $200 Million 0.35%
                                                               Next $500 Million 0.325%
                                                                Over $900 Million 0.30%
Ohio National Small
  Cap Growth
  Portfolio..........  Seeks long-term            20.4          First $50 Million 0.65%         N/A
                       capital                                  Next $100 Million 0.60%
                       appreciation.                            Over $150 Million 0.50%
SEI Small/Mid Cap
  Equity Fund........  Seeks long-term           145.4                            0.50%         N/A
                       capital
                       appreciation.
SEI Small Cap Fund...  Seeks capital              73.5                            0.50%         N/A
                       appreciation.
SEI Small Cap Growth
  Fund...............  Seeks long-term            67.6                            0.50%         N/A
                       capital
                       appreciation.

---------------
(1) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fee (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least December 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(2) Subadvised by PWC.
(3) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of July 31, 2007, was 0.59%.
(4) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, as of December 31, 2007, was 0.60%.
(5) Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee (applicable to Service Shares), administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least May 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(6) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least March 1, 2009. The expense waiver is described in the respective Statement of Additional Information.
(7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of October 31, 2007, was 0.58%.
(8) Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares until March 1, 2009.

                                                                       EXHIBIT D

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JANUS CAPITAL AND THEIR PRINCIPAL
                                  OCCUPATIONS

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------
Robin C. Beery................  Janus Capital Group Inc.             Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Gary D. Black.................  Janus Capital Group Inc.             Chief Executive Officer and
                                                                     Director

                                Janus Capital Management LLC         Chief Executive Officer

                                Janus Management Holdings Corp.      President and Director

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Bay Isle Financial LLC               President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Daniel P. Charles.............  Janus Capital Management LLC         Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Distributors LLC               Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Services LLC                   Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Jonathan D. Coleman...........  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------


Gregory A. Frost..............  Janus Capital Group Inc.             Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Asia Limited           Director and Assistant
                                                                     Treasurer

                                Janus Capital International          Director and Assistant
                                Limited                              Treasurer

                                Janus Capital Singapore Pte.         Director
                                Limited

                                Janus Distributors LLC               Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Holdings Corporation           Senior Vice President,
                                                                     Controller, and Director

                                Janus International Holding LLC      Executive Vice President,
                                                                     Controller, and Director

                                Janus Management Holdings Corp.      Chief Financial Officer,
                                                                     Executive Vice President, and
                                                                     Director

                                Janus Services LLC                   Chief Financial Officer and
                                                                     Executive Vice President

                                Bay Isle Financial LLC               Chief Financial Officer and
                                                                     Senior Vice President

                                Berger Financial Group LLC           Vice President

                                Capital Group Partners, Inc.         Senior Vice President,
                                                                     Controller, and Director

                                Enhanced Investment                  Vice President and Working
                                Technologies, LLC                    Director


Heidi W. Hardin...............  Janus Capital Management LLC         General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Distributors LLC               General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Services LLC                   General Counsel, Senior Vice
                                                                     President, and Secretary


Kelley Abbott Howes...........  Janus Capital Group Inc.             Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, and Secretary

                                Janus Capital Management LLC         Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Distributors LLC               Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Management Holdings Corp.      Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, Director, and
                                                                     Secretary

                                Capital Group Partners, Inc.         Director

                                Enhanced Investment                  Vice President
                                Technologies, LLC

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------


Dominic C. Martellaro.........  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Capital Funds Plc              Director

                                Janus Capital Trust Manager          Director
                                Limited

                                Janus Distributors LLC               President

                                Janus Services LLC                   Executive Vice President


Gibson Smith..................  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President


John Zimmerman(1).............  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC

---------------

(1) Mr. Zimmerman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective August 2007.

                                                                       EXHIBIT E

                TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE
                   PORTFOLIO AND THEIR PRINCIPAL OCCUPATIONS

TRUSTEES

                                                                   PRINCIPAL
                                 POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,                    HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                         THE PORTFOLIO  TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
--------------                  -------------  ------------  ----------------------  ----------------------
William F. McCalpin...........  Chairman       1/08-Present  Private Investor.       Chairman of the Board
151 Detroit Street                                           Formerly, Vice          and Director of The
Denver, CO 80206                Trustee        6/02-Present  President of Asian      Investment Fund for
DOB: 1957                                                    Cultural Council and    Foundations Investment
                                                             Executive Vice          Program (TIP)
                                                             President and Chief     (consisting of 4
                                                             Operating Officer of    funds) and the F.B.
                                                             The Rockefeller         Heron Foundation (a
                                                             Brothers Fund (a        private grantmaking
                                                             private family          foundation).
                                                             foundation)
                                                             (1998-2006).

Jerome S. Contro..............  Trustee        11/05-Present General partner of      Chairman of the Board
151 Detroit Street                                           Crosslink Capital, a    and Trustee of RS
Denver, CO 80206                                             private investment      Investment Trust
DOB: 1956                                                    firm (since 2008).      (consisting of 40
                                                             Formerly, partner of    funds) (since 2001),
                                                             Tango Group, a private  and Director of
                                                             investment firm         Envysion, Inc.
                                                             (1999-2008).            (internet technology),
                                                                                     Lijit Networks Inc.
                                                                                     (internet technology),
                                                                                     and LogRhythm Inc.
                                                                                     (software solutions).

John W. McCarter, Jr..........  Trustee        6/02-Present  President and Chief     Chairman of the Board
151 Detroit Street                                           Executive Officer of    and Director of
Denver, CO 80206                                             The Field Museum of     Divergence Inc.
DOB: 1938                                                    Natural History         (biotechnology firm);
                                                             (Chicago, IL) (since    Director of W.W.
                                                             1997).                  Grainger, Inc.
                                                                                     (industrial
                                                                                     distributor); and
                                                                                     Trustee of WTTW
                                                                                     (Chicago public
                                                                                     television station)
                                                                                     and the University of
                                                                                     Chicago.

Dennis B. Mullen..............  Trustee        9/93-Present  Chief Executive         Chairman of the Board
151 Detroit Street                                           Officer of Red Robin    (since 2005) and
Denver, CO 80206                                             Gourmet Burgers, Inc.   Director of Red Robin
DOB: 1943                                                    (since 2005).           Gourmet Burgers, Inc.;
                                                             Formerly, private       and Director of Janus
                                                             investor.               Capital Funds Plc
                                                                                     (Dublin-based,
                                                                                     non-U.S. funds).

                                                                   PRINCIPAL
                                 POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,                    HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                         THE PORTFOLIO  TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
--------------                  -------------  ------------  ----------------------  ----------------------

James T. Rothe................  Trustee        1/97-Present  Co-founder and          Director of Red Robin
151 Detroit Street                                           Managing Director of    Gourmet Burgers, Inc.
Denver, CO 80206                                             Roaring Fork Capital
DOB: 1943                                                    Management, LLC
                                                             (private investment in
                                                             public equity firm),
                                                             and Professor Emeritus
                                                             of Business of the
                                                             University of
                                                             Colorado, Colorado
                                                             Springs, CO (since
                                                             2004). Formerly,
                                                             Professor of Business
                                                             of the University of
                                                             Colorado (2002-2004);
                                                             and Distinguished
                                                             Visiting Professor of
                                                             Business (2001-2002)
                                                             of Thunderbird
                                                             (American Graduate
                                                             School of
                                                             International
                                                             Management), Glendale,
                                                             AZ.

William D. Stewart............  Trustee        9/93-Present  Corporate Vice          N/A
151 Detroit Street                                           President and General
Denver, CO 80206                                             Manager of MKS
DOB: 1944                                                    Instruments -- HPS
                                                             Products, Boulder, CO
                                                             (a manufacturer of
                                                             vacuum fittings and
                                                             valves).

Martin H. Waldinger...........  Trustee        9/93-Present  Private Investor and    N/A
151 Detroit Street                                           Consultant to
Denver, CO 80206                                             California Planned
DOB: 1938                                                    Unit Developments
                                                             (since 1994).
                                                             Formerly, CEO and
                                                             President of Marwal,
                                                             Inc. (homeowner
                                                             association management
                                                             company).

Linda S. Wolf.................  Trustee        12/05-Present Retired. Formerly,      Director of Wal-Mart,
151 Detroit Street                                           Chairman and Chief      The Field Museum of
Denver, CO 80206                                             Executive Officer of    Natural History
DOB: 1947                                                    Leo Burnett             (Chicago, IL),
                                                             (Worldwide)             Children's Memorial
                                                             (advertising agency)    Hospital (Chicago,
                                                             (2001-2005).            IL), Chicago Council
                                                                                     on Global Affairs, and
                                                                                     InnerWorkings (U.S.
                                                                                     provider of print
                                                                                     procurement
                                                                                     solutions).

OFFICERS

                                                              TERM OF
                                                            OFFICE* AND
NAME, ADDRESS, AND               POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                                      FUNDS              TIME SERVED    DURING THE PAST FIVE YEARS
------------------              ------------------------   -------------   --------------------------
Robin C. Beery................  President and Chief        4/08-Present    Executive Vice President
151 Detroit Street              Executive Officer                          and Chief Marketing
Denver, CO 80206                                                           Officer of Janus Capital
DOB: 1967                                                                  Group Inc. and Janus
                                                                           Capital; Executive Vice
                                                                           President of Janus
                                                                           Distributors LLC and Janus
                                                                           Services LLC; and Working
                                                                           Director of Enhanced
                                                                           Investment Technologies,
                                                                           LLC. Formerly, President
                                                                           (2002-2007) and Director
                                                                           (2000-2007) of The Janus
                                                                           Foundation; President
                                                                           (2004-2006) and Vice
                                                                           President and Chief
                                                                           Marketing Officer
                                                                           (2003-2004) of Janus
                                                                           Services LLC; and Senior
                                                                           Vice President (2003-2005)
                                                                           and Vice President (1999-
                                                                           2003) of Janus Capital
                                                                           Group Inc. and Janus
                                                                           Capital.

Stephanie Grauerholz-
  Lofton......................  Chief Legal Counsel and    1/06-Present    Vice President and
151 Detroit Street              Secretary                                  Assistant General Counsel
Denver, CO 80206                                                           of Janus Capital, and Vice
DOB: 1970                       Vice President             3/06-Present    President and Assistant
                                                                           Secretary of Janus
                                                                           Distributors LLC.
                                                                           Formerly, Assistant Vice
                                                                           President of Janus Capital
                                                                           and Janus Distributors LLC
                                                                           (2006).

Jakob V. Holm.................  Executive Vice President   7/05-Present    Vice President of Janus
151 Detroit Street              and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206                Small Company Value                        Manager for other Janus
DOB: 1971                       Portfolio                                  accounts.

                                                              TERM OF
                                                            OFFICE* AND
NAME, ADDRESS, AND               POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                                      FUNDS              TIME SERVED    DURING THE PAST FIVE YEARS
------------------              ------------------------   -------------   --------------------------

Andrew J. Iseman**............  President and Chief        3/07-4/08       Executive Vice President
151 Detroit Street              Executive Officer                          and Chief Operating
Denver, CO 80206                                                           Officer of Janus Capital
DOB: 1964                                                                  Group, Inc. and Janus
                                                                           Capital; President of
                                                                           Janus Services LLC; and
                                                                           Director of Capital Group
                                                                           Partners, Inc. Formerly,
                                                                           Senior Vice President of
                                                                           Enhanced Investment
                                                                           Technologies, LLC (2005-
                                                                           2007); Senior Vice
                                                                           President of Janus Capital
                                                                           Group, Inc. (2007) and
                                                                           Janus Capital (2007); and
                                                                           Vice President of Janus
                                                                           Capital (2003-2005) and
                                                                           Janus Services LLC
                                                                           (2003-2004).

David R. Kowalski.............  Vice President, Chief      6/02-Present    Senior Vice President and
151 Detroit Street              Compliance Officer, and                    Chief Compliance Officer
Denver, CO 80206                Anti-Money Laundering                      of Janus Capital, Janus
DOB: 1957                       Officer                                    Distributors LLC, and
                                                                           Janus Services LLC; Chief
                                                                           Compliance Officer of Bay
                                                                           Isle Financial LLC; and
                                                                           Vice President of Enhanced
                                                                           Investment Technologies,
                                                                           LLC. Formerly, Chief
                                                                           Compliance Officer of
                                                                           Enhanced Investment
                                                                           Technologies, LLC (2003-
                                                                           2005); Vice President of
                                                                           Janus Capital (2000-2005),
                                                                           and Janus Services LLC
                                                                           (2004-2005); and Assistant
                                                                           Vice President of Janus
                                                                           Services LLC (2000-2004).

Jesper Nergaard...............  Chief Financial Officer    3/05-Present    Vice President of Janus
151 Detroit Street                                                         Capital. Formerly,
Denver, CO 80206                Vice President,            2/05-Present    Director of Financial
DOB: 1962                       Treasurer, and Principal                   Reporting for
                                Accounting Officer                         OppenheimerFunds, Inc.
                                                                           (2004-2005); Site Manager
                                                                           and First Vice President
                                                                           of Mellon Global
                                                                           Securities Services
                                                                           (2003); and Director of
                                                                           Fund Accounting, Project
                                                                           Development, and Training
                                                                           of INVESCO Funds Group
                                                                           (1994-2003).

---------------

 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Mr. Iseman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective April 2008.

                                                                       EXHIBIT F

                           LEGAL MATTERS -- TO BE FILED

                               FORM OF PROXY CARD


PROXY               JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO              PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD [______________], 2008


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS ASPEN SERIES. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Aspen Small Company Value Portfolio to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on [___________], 2008 at [10:30 a.m.] Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.





                   [VOTE VIA THE INTERNET:]
                   [VOTE VIA THE TELEPHONE:]





                    NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                    -----------------------------           --------------------
                    Signature                               Date


                    -----------------------------           --------------------
                    Signature (Joint Owners)                Date



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.


PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]


     - APPROVE A SUBADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND PERKINS, WOLF, MCDONNELL AND COMPANY, LLC, WITH RESPECT TO JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO.


                FOR    AGAINST    ABSTAIN

                [ ]     [ ]        [ ]



     - APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND JANUS ASPEN SERIES, ON BEHALF OF JANUS ASPEN SMALL COMPANY VALUE PORTFOLIO.


                FOR    AGAINST    ABSTAIN

                [ ]     [ ]        [ ]